Exhibit 3.1

Mailing Address:	Location:
PO Box 9431 Stn Prov Govt	2nd Floor - 940 Blanshard Street
Victoria BC V8W 9V3	Victoria BC
www.corporateonline.gov.bc.ca	1 877 526-1526

CERTIFIED COPY Of a Document filed with the Province of British Columbia Registrar of Companies
Notice of Articles
BUSINESS CORPORATIONS ACT	T.K. SPARKS

This Notice of Articles was issued by the Registrar on:	October 1, 2024 09:49 AM Pacific Time

Incorporation Number:	C1504591

Recognition Date and Time:	Continued into British Columbia on October 1, 2024 09:49 AM Pacific Time

NOTICE OF ARTICLES

Name of Company:
ACASTI PHARMA INC.

REGISTERED OFFICE INFORMATION

Mailing Address:	Delivery Address:
1055 DUNSMUIR STREET	1055 DUNSMUIR STREET
SUITE 3000	SUITE 3000
VANCOUVER BC V7X 1K8	VANCOUVER BC V7X 1K8
CANADA	CANADA

RECORDS OFFICE INFORMATION

Mailing Address:	Delivery Address:
1055 DUNSMUIR STREET	1055 DUNSMUIR STREET
SUITE 3000	SUITE 3000
VANCOUVER BC V7X 1K8	VANCOUVER BC V7X 1K8
CANADA	CANADA

Page: 1 of 3

DIRECTOR INFORMATION

Last Name, First Name, Middle Name:
Kavuru, Vimal

Mailing Address:	Delivery Address:
2572 BOUL. DANIEL-JOHNSON	2572 BOUL. DANIEL-JOHNSON
2ND FLOOR	2ND FLOOR
LAVAL QC H7T 2R3	LAVAL QC H7T 2R3
CANADA	CANADA

Last Name, First Name, Middle Name:
Neugeboren, Edward

Mailing Address:	Delivery Address:
2572 BOUL. DANIEL-JOHNSON	2572 BOUL. DANIEL-JOHNSON
2ND FLOOR	2ND FLOOR
LAVAL QC H7T 2R3	LAVAL QC H7T 2R3
CANADA	CANADA

Last Name, First Name, Middle Name:
Kohli, Prashant

Mailing Address:	Delivery Address:
2572 BOUL. DANIEL-JOHNSON	2572 BOUL. DANIEL-JOHNSON
2ND FLOOR	2ND FLOOR
LAVAL QC H7T 2R3	LAVAL QC H7T 2R3
CANADA	CANADA

Last Name, First Name, Middle Name:
Davis, A. Brian

Mailing Address:	Delivery Address:
2572 BOUL. DANIEL-JOHNSON	2572 BOUL. DANIEL-JOHNSON
2ND FLOOR	2ND FLOOR
LAVAL QC H7T 2R3	LAVAL QC H7T 2R3
CANADA	CANADA

Last Name, First Name, Middle Name:
Kottayil, George

Mailing Address:	Delivery Address:
2572 BOUL. DANIEL-JOHNSON	2572 BOUL. DANIEL-JOHNSON
2ND FLOOR	2ND FLOOR
LAVAL QC H7T 2R3	LAVAL QC H7T 2R3
CANADA	CANADA

AUTHORIZED SHARE STRUCTURE

Page: 2 of 3

1.	No Maximum	Common Shares	Without Par Value

With Special Rights or
Restrictions attached

2.	No Maximum	Preferred Shares	Without Par Value

With Special Rights or
Restrictions attached

Page: 3 of 3